1 7488515.3 UNLIMITED CONTINUING GUARANTY AGREEMENT This Unlimited Continuing Guaranty Agreement (the "Guaranty") is executed as of June 21, 2023 by Better Choice Company, Inc., a Delaware corporation (the "Guarantor"), for the benefit of Wintrust Receivable Finance, a division of Wintrust Bank ("Wintrust") with an address of 231 South LaSalle Street, Fourth Floor, Chicago, Illinois 60604. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement (as hereinafter defined). RECITALS WHEREAS, pursuant to that certain Account Purchase Agreement dated as of the date hereof (as the same may be amended, modified, increased, supplemented and/or restated from time to time, collectively, the "Purchase Agreement"), by and between Wintrust and Halo, Purely for Pets, Inc., a Delaware corporation (including any new or successor entity formed as a result of any merger or reorganization of Customer, and all other successors and assigns of Customer, the “Customer”), Customer will offer to sell to Wintrust and Wintrust may purchase from Customer one or more Accounts now existing or hereafter arising together with other financial accommodations that may be extended by Wintrust. WHEREAS, Wintrust is willing to enter into the Purchase Agreement, but only on the condition, among others, that Guarantor shall have executed and delivered to Wintrust, for its benefit, this Guaranty. WHEREAS, Guarantor holds 100% of the equity interests in the Customer and will derive substantial direct and indirect benefits from the transaction contemplated under the Purchase Agreement. NOW, THEREFORE, as an inducement to Wintrust to enter into the Purchase Agreement with Customer, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows: ARTICLE 1: NATURE AND SCOPE OF GUARANTY 1.1 Guaranty of Obligations. Guarantor hereby irrevocably and unconditionally guaranties to Wintrust and its successors and assigns the due and punctual payment of all obligations and indebtedness due to Wintrust by Customer, whether now existing or hereafter arising (the “Obligations”). Guarantor hereby irrevocably and unconditionally covenants and agrees that Guarantor is liable for the Obligations as a primary obligor. The Obligations of Guarantor hereunder are unlimited as to amount. 1.2 Additional Undertakings. Guarantor further agrees to use best efforts to cause Customer to comply with each of the following requirements: (a) all reports with respect to all financials and other reports of every nature whatsoever submitted by Customer to Wintrust or required under the Purchase Agreement shall be true, complete and correct in all respects, as of the date delivered to Wintrust, consistent with generally accepted accounting practices, and will not contain any misstatement of fact, (b) Customer shall fully and timely comply with all of the representations, warranties and covenants of the Purchase Agreement, including, without limitation, those covenants with respect to (i) the existence of liens on or security interests in the Accounts or the other collateral which secure the Obligations, (ii) the quality of the Accounts or the collateral which secures the Obligations, and (iii) Customer's ownership or assignment of the Accounts or other collateral which secures the obligations. 1.3 Obligations Not Reduced by Offset. The Obligations, liabilities and indebtedness of Guarantor to Wintrust hereunder shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Customer, or any other party, against Wintrust or against payment of the Obligations, whether such offset, claim or defense arises in connection with the Obligations (or the transactions creating the Obligations) or otherwise, except indefeasible payment in full. Without limiting the foregoing or the Guarantor’s liability hereunder, to the extent that Wintrust makes any payments, advances funds or extends credit to Customer, and does not receive payments or benefits thereon in the amounts and at the times required or provided by the Purchase Agreement, the Related Documents or

2 7488515.3 applicable agreements or laws, Guarantor is absolutely liable to make such payments to (and confer such benefits on) Wintrust, on a timely basis. 1.4 Payment by Guarantor. If all or any part of the Obligations owing by Customer to Wintrust shall not be punctually paid when due, whether at maturity or earlier by acceleration or otherwise, Guarantor shall immediately upon demand by Wintrust, and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate or acceleration or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Obligations to Wintrust at Wintrust's office in Chicago, Illinois. Such demands may be made at any time coincident with or after the time for payment of all or part of the Obligations, and may be made from time to time with respect to the same or different items of Obligations. Such demand shall be deemed made, given and received in accordance with the notice provisions herein. 1.5 No Duty to Pursue Others. It shall not be necessary for Wintrust, and Guarantor hereby waives any rights which such Guarantor may have to require Wintrust, in order to enforce such payment by Guarantor, first to (a) institute suit or exhaust its remedies against Customer or others liable on the Obligations or any other person, (b) enforce its rights or exhaust any remedies available to it against any security which shall ever have been given to secure the Obligations, (c) enforce its rights against any other guarantor of the Obligations, (d) join Customer or any others liable on the Obligations in any action seeking to enforce this Guaranty, or (e) resort to any other means of obtaining payment of the Obligations. Wintrust shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Obligations. 1.6 Guarantor Waivers. Guarantor hereby waives (i) diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of Customer, protest or notice with respect to the Obligations and all demands whatsoever, and covenants that this Guaranty will not be discharged, except by complete performance of the obligations and liabilities contained herein; (ii) any suretyship defenses such that Guarantor might have under the laws of Delaware, Illinois or any other state and any right to any defense based upon any statute or rule of law which provides that the obligations of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (iii) notice of the creation and existence of any and all of the Obligations of the Customer under the Purchase Agreement, and of any security therefore, and of the acceptance of this Guaranty, or of extensions of credit or indulgences hereunder or of any other matters or things whatsoever relating hereto; (iv) any requirement that Wintrust protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action with respect to any person, entity or property; (v) any defense or circumstance (including, without limitation, disability, insolvency, lack of authority or power, insanity, death or dissolution) which might otherwise constitute a legal or equitable discharge of such Guarantor’s liability under this Guaranty; (vi) any requirement, substantive or procedural, that (a) Wintrust first enforce any rights or remedies against Customer or any other person or entity liable to Wintrust for all or any part of the Obligations of Customer under the Purchase Agreement, including, without limitation, that a judgment first be rendered against Customer or any other person or entity, or that Customer or any other person or entity should be joined in such cause; or (b) Wintrust first enforce rights against any collateral, security, property liens or other rights or remedies of Wintrust, which shall have been given to secure all or any part of the Obligations of Customer under the Purchase Agreement or of Guarantor under this Guaranty (such waiver to be without prejudice to Wintrust’ right, at its option, to proceed against Customer or any other person or entity, whether by separate action or by joinder); (vii) any defense given to sureties or guarantors at law or in equity; and (viii) any rights to extension, composition or otherwise under the Bankruptcy Code or any amendments thereto, or under any state or other federal statute. 1.7 Nature of Guaranty. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection. This Guaranty shall continue to be effective with respect to any Obligations existing or which arise out of commitments made by Wintrust prior to any attempted revocation by Guarantor, and as to all renewals and extensions thereof, in whole or in part, whenever made. The fact that at any time or from time to time the Obligations may be increased or reduced shall not release, discharge or reduce the obligation of Guarantor with respect to indebtedness or obligations of Customer to

3 7488515.3 Wintrust thereafter incurred (or other Obligations thereafter arising). This Guaranty may be enforced by Wintrust and any subsequent holder of the Obligations and shall not be discharged by the assignment or negotiation of all or part of the Obligations. 1.8 Payment of Expenses. In the event that any Guarantor should breach or fail to timely perform any provisions of this Guaranty, Guarantor shall, immediately upon demand by Wintrust, pay Wintrust all reasonable costs and expenses (including court costs and reasonable attorneys' fees) incurred by Wintrust in the enforcement of this Guaranty against the Guarantor hereof or the preservation of Wintrust's rights hereunder against Guarantor. The covenant contained in this Section 1.8 shall survive the payment of the Obligations. 1.9 Effect of Bankruptcy. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, Wintrust must rescind or restore any payment, or any part thereof, received by Wintrust in satisfaction of the Obligations, any prior release or discharge from the terms of this Guaranty given to a Guarantor by Wintrust shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of Guarantor that such Guarantor's obligations hereunder shall not be discharged except by Guarantor’s performance of such obligations, and then only to the extent of such performance, and by the indefeasible payment of the Obligations. ARTICLE II: GUARANTOR’S OBLIGATIONS 2.1 No Impairment. Guarantor hereby consents and agrees to each of the following, and agrees that such Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waive any common law, equitable, statutory or other rights and defenses (including, without limitation, rights to notice) which such Guarantor might otherwise have as a result of or in connection with any of the following: 2.1.1 Modifications or Adjustments. Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Obligations, or the Purchase Agreement, or any document, instrument, contract or understanding between Customer and Wintrust, or any other parties, pertaining to the Obligations; or any adjustment, indulgence, forbearance or compromise that might be granted or given by Wintrust to Customer; 2.1.2 Condition of Customer. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Customer or any other party at any time liable for the payment of all or part of the Obligations; or any dissolution of Customer, or any sale, lease or transfer of any or all of the assets of Customer, or any changes in the shareholders or members of Customer; or any reorganization of Customer; 2.1.3 Invalidity of Obligations. The invalidity, illegality or unenforceability of all or any part of the Obligations or the Purchase Agreement, or any document, instrument, contract or understanding between Customer and Wintrust, for any reason whatsoever, including, without limitation, the fact that (a) the Obligations, or any part thereof, exceeds the amount permitted by law, (b) the act of creating the Obligations or any part thereof is ultra vires, (c) the officers or representatives executing the documents creating the Obligations acted in excess of their authority, (d) the Obligations violate applicable usury laws, (e) the creation, performance or repayment of the Obligations or the execution, delivery and performance of any document or instrument representing part of the Obligations or executed in connection with the Obligations, or given to secure the repayment of the Obligations is illegal, uncollectible or unenforceable, or (f) the documents or instruments pertaining to the Obligations have been forged or otherwise are irregular or not genuine or authentic; 2.1.4 Release of Customer. Any full or partial release of the liability of Customer on the Obligations or any part thereof, or of any co-guarantor, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Obligations or any part thereof, it being recognized, acknowledged and

4 7488515.3 agreed by Guarantor that such Guarantor may be required to pay the Obligations in full, without assistance or support of any other party, and no Guarantor has been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to perform the Obligations, or that Wintrust will look to other parties to perform the Obligations; 2.1.5 Other Security. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Obligations; 2.1.6 Release of Collateral, etc. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Obligations; 2.1.7 Care and Diligence. The failure of Wintrust or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of any collateral, property or security; 2.1.8 Status of Liens. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that such Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any collateral for the Obligations; 2.1.9 Offset. The Obligations, and the liabilities and obligations of Guarantor to Wintrust hereunder, shall not be reduced, discharged or released because of or by reason of any existing or future right of offset, defense or claim of Customer against Wintrust, or any other party, or against payment of the Obligations, whether such right of offset, defense or claim arises in connection with the Obligations (or the transactions creating the Obligations) or otherwise; 2.1.10 Merger. The reorganization, merger or consolidation of Customer into or with any other entity; 2.1.11 Preference. Any payment by Customer to Wintrust is held to constitute a preference under bankruptcy laws, or for any reason Wintrust is required to refund such payment or pay such amount to Customer or someone else; 2.1.12 Payments. The application of all payments received from Customer, or on account of the Obligations of Customer under the Purchase Agreement from whatsoever source, toward the payment of such of the Obligations of Customer under the Purchase Agreement in such order of application as Wintrust may in its sole discretion from time to time elect, and this Guaranty shall apply to and secure any ultimate balance that shall remain owing to Wintrust under the Purchase Agreement; or 2.1.13 Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Obligations, or security and collateral therefor. 2.2 Obligation of Guarantor. It is the unambiguous and unequivocal intention of Guarantor that such Guarantor shall be obligated to pay the Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever (including, without limitation, the unenforceability of the Purchase Agreement, or any document, instrument, contract or understanding between Customer and Wintrust), whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Obligations. ARTICLE III: REPRESENTATIONS, WARRANTIES AND COVENANTS To induce Wintrust to enter into the Purchase Agreement and extend financial accommodations to Customer:

5 7488515.3 3.1 Guarantor. Guarantor represents and warrants to Wintrust as to such Guarantor that: (1) Guarantor has all requisite corporate power, authority and capacity to enter into and perform all obligations under this Guaranty, and has no defense to any action, suit or proceeding that may be instituted under this Guaranty; (2) this Guaranty constitutes the valid and legally binding obligation of Guarantor, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, moratorium, reorganization and other laws of general applicability relating to or affecting creditors' rights and equitable limitations on the availability of specific remedies; (3) there are currently no proceedings or investigations pending or, to the knowledge of Guarantor, threatened before any court which, in any one case or in the aggregate, if determined adversely to such Guarantor's interests, would have a material adverse effect on Guarantor's properties or condition (financial or otherwise), present or prospective; (4) no other agreement or special condition exists between Guarantor and Wintrust regarding the liability of Guarantor under this Guaranty; (5) there is no statute, regulation, rule, order or judgment, and no provision of any mortgage, contract or agreement binding on Guarantor or affecting Guarantor's property which would prohibit, conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Guaranty; (6) as of the date hereof, the Guarantor is an equity owner of Customer; and (7) as of the date hereof, and after giving effect to this Guaranty and the obligations evidenced hereby: (i) Guarantor is and will be solvent; (ii) the fair saleable value of Guarantor’s assets exceed and will continue to exceed each of Guarantor's liabilities (both fixed and contingent); and (iii) Guarantor is and will continue to be able to pay each of Guarantor's debts as they mature. 3.2 Accounts. Guarantor further represents and warrants to Wintrust that (i) for each Account submitted to Wintrust, such Account will not violate any of the representations, warranties and covenants regarding such Account set forth in the Purchase Agreement; (ii) there are no side letters, vendor agreements or other agreements by and between Customer and any Account Debtor other than has been and will be disclosed to Wintrust in writing; and (iii) on the Effective Date, Wintrust has a valid and existing first priority security interest in the Accounts of Customer. 3.3 Covenants. Guarantor covenants that such Guarantor shall: (1) promptly inform Wintrust of (i) any litigation or governmental investigation against Guarantor or affecting any collateral or security interest for all or any part of the Purchase Agreement or this Guaranty which, if determined adversely, might have a material adverse effect upon the financial condition of Guarantor or upon such collateral or security interest or might cause a default under the Purchase Agreement; (ii) any claim or controversy which might become the subject of such litigation or governmental investigation regarding either Customer or Guarantor; and (iii) any material adverse change in the financial condition of Guarantor or Customer; and (2) so long as the Obligations under this Guaranty continue, Guarantor shall not (i) transfer or pledge any material portion of Guarantor’s assets for less than full and adequate consideration, or (ii) permit the sale of all or substantially all the assets of Customer or any of its successors or assigns or the direct or indirect acquisition by any person (or group of persons acting in concert) of ownership or control of a controlling interest in the voting securities (or the power to vote the same) of Customer or any of its successors or assigns. 3.4 Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding the financial condition of the Customer and the terms of the Purchase Agreement, and any document, instrument, contract or understanding between Customer and Wintrust arising from or related to the Obligations. Neither Wintrust nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty. Guarantor has received, or will receive, direct or indirect benefit from the making of this Guaranty and the transactions contemplated under the Purchase Agreement; 3.5 Survival. All representations and warranties made by Guarantor herein shall survive the execution hereof. ARTICLE IV: SUBORDINATION OF CERTAIN INDEBTEDNESS; WAIVER OF SUBROGATION 4.1 Subordination of All Guarantor Claims. As used herein, the term "Guarantor Claims" shall mean all debts and liabilities of Customer to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Customer thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities

6 7488515.3 be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by any Guarantor. Until the Obligations shall be paid and satisfied in full, and in cash as to monetary Obligations, and Guarantor shall have performed all of Guarantor’s obligations hereunder, whenever an Event of Default has occurred and is continuing or if such payment would result in the occurrence of an Event of Default, no Guarantor shall not receive or collect, directly or indirectly, from Customer or any other party any amount of the Guarantor Claims. 4.2 Waiver of Subrogation. Unless and until the Obligations have been indefeasibly paid in full, Guarantor hereby waives and releases, to the fullest extent permitted by law: 4.2.1 any and all rights that would result in such Guarantor being deemed a "creditor", under the United States Bankruptcy Code, of Customer or any other person, on account of payments made or obligations performed by such Guarantor relating to this Guaranty; and 4.2.2 any claim, right or remedy which any Guarantor may now have or hereafter acquire against Customer that arises hereunder and/or from the performance by any Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Wintrust against Customer or any security which Wintrust now has or hereafter acquires, whether or not such claim, right or remedy arises in equity under contract, by statute, under common law or otherwise. 4.3 Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Customer as debtor, Wintrust shall have the right to prove the Guarantor Claims in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Guarantor hereby assigns such dividends and payments to Wintrust to the extent required for repayment of such Guarantor's obligation hereunder. 4.4 Payments Held in Trust. In the event that, notwithstanding Sections 4.1, 4.2 and 4.3 above, any Guarantor should receive any funds, payment, claim or distribution which is prohibited by such Sections, such Guarantor agrees to hold in trust for Wintrust an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that such Guarantor shall have absolutely no dominion over the amount of such funds, payments, claims or distributions, except to pay them promptly to Wintrust, and Guarantor covenants to pay promptly the same to Wintrust. 4.5 Liens Subordinate. Except as set forth in the Alphia Intercreditor Agreement, Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Customer's assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon such Customer's assets securing payment of the Obligations, regardless of whether such encumbrances in favor of a Guarantor or Wintrust presently exist or are hereafter created or attached. Without the prior written consent of Wintrust, or as permitted by the Alphia Loan Documents, no Guarantor shall (a) exercise or enforce any creditor's right a Guarantor may have against Customer, or (b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings, judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interest, collateral rights, judgments or other encumbrances on assets of Customer held by a Guarantor. 4.6 Notation of Records. All promissory notes, accounts receivable ledgers or other evidences of the Guarantor Claims accepted by or held by any Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty. 4.7 Disgorged Payments. If after receipt of any payment of all or any part of the Obligations, Wintrust is for any reason compelled to surrender such payment to any person or entity because such payment is

7 7488515.3 determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any reason, this Guaranty shall continue in full force notwithstanding any contrary action that may have been taken by Wintrust in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Wintrust's rights under this Guaranty and shall be deemed to have been conditioned upon such payment having become final and irrevocable. ARTICLE V: GENERAL PROVISIONS 5.1. Waiver. No failure to exercise, and no delay in exercising, on the part of Wintrust, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Wintrust hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and signed by Wintrust and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand. 5.2 Rights and Remedies. If any Guarantor becomes liable for any obligations or indebtedness owing by Customer to Wintrust, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby and the rights of Wintrust hereunder shall be cumulative of any and all other rights that Wintrust may ever have against any Guarantor. The exercise by Wintrust of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. 5.3 Severability. In the event any one or more of the provisions contained in this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained therein shall not in any way be affected thereby, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein. 5.4 Notices. All communications under this Guaranty shall be in writing and deemed delivered (i) three (3) days after being mailed by certified mail, postage prepaid and return receipt requested, (ii) the next Business Day after being sent via overnight delivery by a nationally recognized delivery service; (iii) at such time as receipt or refusal by personal delivery, each at the address set forth below the signature line of Guarantor and for Wintrust as set forth in the preamble to the attention of John Marrinson, Executive Vice President, or at such other address as may have been furnished in writing by such party in accordance with notice provisions set forth herein. 5.5 Governing Law; Jurisdiction; Waiver of Jury Trial; Attorney’s Fees. 5.5.1 Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to any choice of law or conflict of law provisions or rules. Each Guaranty agrees that any legal suit, action or proceeding arising out of or relating directly or indirectly to this Guaranty shall be instituted exclusively in a state or federal court of appropriate subject matter jurisdiction in the City of Chicago, County of Cook, State of Illinois. Guarantor waives any objection which such Guarantor may have now or hereafter to the venue of any suit, action or proceeding, and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. Nothing in this Guaranty shall be deemed or operate to affect the right of Wintrust to initiate a legal proceeding in any other jurisdiction to protect or enforce Wintrust’s rights, or to preclude the enforcement of any judgment or order obtained in such forum or the taking of any action under this Guaranty enforce same in any other appropriate forum or jurisdiction. This Section 5.5.1 is a material inducement to Wintrust to enter into this Guaranty. It shall not in any way affect, waive, limit, amend or modify Wintrust's ability to pursue its remedies.

8 7488515.3 5.5.2 Waiver of Right to Trial by Jury. EACH PARTY TO THIS GUARANTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. 5.5.3 Attorney’s Fees. Guarantor agrees to reimburse Wintrust for all actual, reasonable out- of-pocket attorney’s fees, court costs and other expenses incurred by Wintrust arising under or related to this Guaranty including, but not limited to, the negotiation and drafting of this Guaranty and related legal documents, protecting or enforcing its interest in the Accounts, or those related to any appeal or the enforcement of any judgment. Notwithstanding the existence of any law, statute or rule, in any jurisdiction that may provide any Guarantor with a right to attorney’s fees or costs, Guarantor hereby waives any and all rights to hereafter seek attorney’s fees or costs thereunder and Guarantor agrees that Wintrust exclusively shall be entitled to indemnification and recovery of any and all attorney’s fees or costs in respect to any litigation based hereon, arising out of, or related hereto, whether under, or in connection with, this and/or any agreement executed in conjunction herewith, or any course of conduct, course of dealing, oral or written statements or actions of any Guarantor. 5.6 Parties Bound. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns and legal representatives; provided, however, that Guarantor may not, without the prior written consent of Wintrust, assign any of such Guarantor's respective rights, powers, duties or obligations hereunder. 5.7 Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty. 5.8. Indemnity. Guarantor hereby agrees to indemnify, hold harmless, and defend Wintrust and its directors, officers, agents, counsel and employees ("Indemnified Persons") from and against any and all losses, liabilities, damages, costs, expenses, suits, actions and proceedings ("Losses") ever suffered or incurred by any Indemnified Person arising out of or relating to this Guaranty, but not including any losses caused by the gross negligence or willful misconduct as determined in a final and non-appealable judgement by a court of competent jurisdiction of such Indemnified Person, and Guarantor shall jointly and severally reimburse Wintrust and each other Indemnified Person for any expenses (including in connection with the investigation of, preparation for or defense of any actual or threatened claim, action or proceeding arising herefrom and therefrom, including any such costs of responding to discovery requests or subpoenas, regardless of whether Wintrust or such other Indemnified Person is a party thereto). In the event that any claim, demand, investigation, litigation or inquiry (a "Claim") is brought against any Indemnified Person, the Indemnified Person agrees to give prompt written notice to Guarantor with respect to same, together with a copy of such Claim, provided that, a delay in giving notice shall not relieve Guarantor of liability hereunder except to the extent that a Guarantor suffers actual prejudice because of the delay. So long as no Event of Default shall have occurred and be continuing under the Purchase Agreement, Guarantor shall have the right in good faith and by appropriate proceedings to defend any Claim and to employ counsel acceptable to such Indemnified Person to conduct such defense (at Guarantor’s sole expense) so long as such defense shall not involve any danger of the foreclosure, sale, forfeiture or loss of, or imposition of any lien, on any part of the Collateral, or subject any Indemnified Person to criminal liability. Should any Guarantor elect to engage counsel acceptable to such Indemnified Person, such Indemnified Person may continue to participate in the defense of any such Claim and will

9 7488515.3 retain the right to settle any such matter on terms and conditions satisfactory to such Indemnified Person and such Guarantor. All such settlements shall be paid by and remain the sole responsibility of Guarantor. In the event any Guarantor does not accept the defense of the Claim as provided above such Indemnified Person shall have the full right to defend against such Claim, in such Indemnified Person’s sole discretion, and pursue all rights hereunder. Notwithstanding any contrary provision of this Guaranty, the obligation of Guarantor under this Section 5.8 shall survive the payment in full of each Customer's Obligations under the Purchase Agreement and the termination of the Purchase Agreement and this Guaranty. This Section shall not be deemed to be a bar of any claim by Guarantor against any Indemnified Person for such Indemnified Person's gross negligence or willful misconduct as determined in a final and non-appealable judgement by a court of competent jurisdiction to Guarantor. 5.9 Notice of Final Agreement. This Guaranty constitutes a written agreement which represents the final agreement between the parties. Such written agreement may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties relating to this Guaranty. 5.10 Legal Counsel. Guarantor acknowledges that such Guarantor has had the opportunity to be represented by independent legal counsel in connection with all matters concerning this Guaranty, including, but not limited to, the negotiation, acceptance and execution of this Guaranty; and that such Guarantor has freely and voluntarily entered into this Guaranty as the product of arms-length negotiations. In the event an ambiguity or question of intent or interpretation arises, the Guaranty shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of the Guaranty. 5.11 Warrant of Attorney. Guarantor hereby authorizes any attorney-at-law to appear for such Guarantor in any action on this Guaranty at any time after the same becomes due as herein provided in any court of record in or of the State of Illinois or elsewhere, to waive the issuance and service of process and confess a judgment in favor of the holder against such Guarantor for the amount that may then be due hereon and costs of suit, and also to waive and release all errors in said proceedings and judgment and all proceedings, petitions, writs of error, right of appeal, and stays of execution thereon or therefrom. The foregoing warrant of attorney shall survive any judgment; and if any judgment be vacated for any reason, the holder nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against any Guarantor. [Signatures on Following Page]